SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 27, 1997



                     CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


   VIRGINIA                        0-23954                       54-1589139
(State of                       (Commission                    (IRS Employer
incorporation)                   File Number)                Identification No.)


         306 EAST MAIN STREET
         RICHMOND, VIRGINIA                                        23219
         (Address of principal                                  (Zip Code)
          executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761

                     CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                     Index



Item 2.  Acquisition or Disposition of Assets


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         a.       Independent Auditors' Report
                  (Paces Arbor Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Paces Arbor Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Paces Arbor Apartments)*

         b.       Independent Auditors' Report
                  (Paces Forest Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Paces Forest Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Paces Forest Apartments)*

         c.       Independent Auditors' Report
                  (Carlyle Club Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Carlyle Club Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Carlyle Club Apartments)*

         d.       Independent Auditors' Report
                  (Ashley Run Apartments)*

---------------------------
* To be filed by amendment.

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Ashley Run Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Ashley Run Apartments)*

         e.       Pro Forma Statement of Operations for
                  the Three Months ended March 31, 1997
                  (unaudited)*

                  Pro Forma Balance Sheet as of
                  March 31, 1997 (unaudited)*

                  Pro Forma Statement of Operations
                  for the Year ended December 31, 1996
                  (unaudited)*

---------------------------
* To be filed by amendment.

         f.       Exhibits

                  10.1 Purchase Contract for Paces Arbor Apartments and Paces Forest Apartments

                  10.2     Purchase Contract for Carlyle Club Apartments

                  10.3     Purchase Contract for Ashley Run Apartments

                  23.1     Consent of Independent Auditors*

                  23.2     Consent of Independent Auditors*

                  23.3     Consent of Independent Auditors*

                  23.4     Consent of Independent Auditors*

---------------------------
* To be filed by amendment.

Item 2.  Acquisition or Disposition of Assets

                    PACES ARBOR and PACES FOREST APARTMENTS
                            Raleigh, North Carolina


         On March 27, 1997, Cornerstone Realty Income Trust, Inc. (the "Company") purchased the Paces Arbor Apartments, a 101-unit apartment complex ("Paces Arbor"), and the Paces Forest Apartments, a 117-unit apartment complex ("Paces Forest"), both located in Wake County, near Raleigh, North Carolina. Paces Arbor and Paces Forest are sometimes referred to collectively herein as the "Property."

         The Company purchased the Property from sellers unaffiliated with the Company and its affiliates. The aggregate purchase price for the Property was $12,061,700. The entire purchase price was borrowed on an interim basis under the Company's unsecured line of credit and title to the Property was conveyed to the Company by limited warranty deed.

         Location. The following information is based in part on information provided by the Raleigh Chamber of Commerce.

         Paces Arbor and Paces Forest are located in Wake County, near Raleigh within the Raleigh/Durham Metropolitan Statistical Area. The area is also know as the Research Triangle, and contains the cities of Raleigh, Durham and Chapel Hill. It is the second largest metropolitan area in North Carolina, after the Charlotte area.

         Raleigh is the capital of North Carolina and is the fastest growing major city in North Carolina. The population of the city was approximately 150,000 in 1980 and estimated to be approximately 208,000 in 1993.

         Research Triangle Park, which is located an approximately 20-minute drive from the Property, is the largest planned research and development industrial park in the United States. It was founded in 1958 as a cooperative effort among Duke University, the University of North Carolina and North Carolina State University. The Park comprises approximately 6,800 acres and contains over 14 million square feet of industrial space. Among the Park's approximately 60 research-oriented firms are IBM, Glaxo and Northern Telecom.

         Raleigh's economy generally is a blend of industry, education and government. The city's employment stability, strategic location, favorable labor climate, pro-business attitude and pool of educated workers have helped the area attract many major businesses and industries. Major industries in the area include electronics, electrical equipment and machinery, metal working and food processing.

         The Research Triangle is home to Duke University, the University of North Carolina at Chapel Hill and North Carolina State University.

         Paces Arbor is located on Lynn Road off of Six Forks Road. Paces Forest is located on Millbrook Road. The immediate area around each apartment community consists of other multi-family housing, commercial and retail development and single-family housing. Both apartment communities are conveniently located near shopping, schools and churches. Each apartment community is an approximately 20-minute drive from Raleigh/Durham International Airport. Paces Arbor and Paces Forest are within two miles of each other.

         Description of the Property. The Property consists of two apartment communities comprising 218 garden-style apartment units. Paces Arbor consists of six two- and three-story buildings containing 101 units on approximately 10 acres. Paces Forest consists of six two- and three-story buildings containing 117 units on approximately 19.5 acres. Each apartment community was built in 1986.

         The Company believes that Paces Arbor is generally in good condition. However, the Company has budgeted approximately $89,417 for various repairs and improvements to Paces Arbor, including painting, clubhouse renovations, siding/wood repair, and addition of an exercise facility.

         Paces Arbor offers four unit types. The unit mix and rents currently being charged new tenants are as follows:



                                               Approximate
                                             Interior Square          Monthly
Quantity              Type                       Footage              Rental
--------              ----                       -------              ------
18                  One bedroom, one              625                $560-$625
                    bathroom
35                  One bedroom, one              788                 580-645
                    bathroom
13                  Two bedrooms, one             938                 680-755
                    bathroom

                                                Approximate
                                              Interior Square      Monthly
Quantity               Type                       Footage          Rental
--------               ----                       -------          ------
35                  Two bedrooms, two              1,136           740-805
                    bathrooms

         The apartments in Paces Arbor provide a combined total of approximately 91,000 square feet of net rentable area.

         Leases at Paces Arbor are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a one-bedroom, one-bath apartment unit (788 square feet) rented for $455 in 1992, $485 in 1993, $485 in 1994, $535 in 1995, and $535 in 1996. The
average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $6.72, $7.17, $7.17, $7.91 and $7.91, respectively.

         The Company believes that Paces Forest is generally in good condition. However, the Company has budgeted approximately $103,583 for various repairs and improvements to Paces Forest, including painting, clubhouse renovation, wood siding repairs and addition of an exercise facility.

         Paces Forest also offers four unit types. The unit mix and rents currently being charged new tenants at Paces Forest are as follows:


                                               Approximate
                                             Interior Square           Monthly
Quantity            Type                         Footage               Rental
--------            ----                         -------               ------
24                  One bedroom, one               625                $580-$635
                    bathroom
38                  One bedroom, one               788                 620-675
                    bathroom
21                  Two bedrooms, one              938                 710-775
                    bathroom
34                  Two bedrooms, two            1,136                 790-835
                    bathrooms

         The apartments in Paces Forest provide a combined total of approximately 103,000 square feet of net rentable area.

         Leases at Paces Forest are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a one-bedroom, one-bath apartment unit (788 square feet) rented for $525 in 1992, $550 in 1993, $565 in 1994, $575 in 1995, and $575 in 1996. The
average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $7.80, $8.17, $8.39, $8.54 and $8.54, respectively.

         The buildings at each apartment community are wood frame construction with crawl spaces. Exteriors are wood cedar siding and brick veneer. The buildings have pitched roofs covered with asphalt shingles.

         Each apartment unit at the Property has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath, as well as a cable television hook-up and individually controlled heating and air conditioning unit. Each apartment unit has washer/dryer connections, miniblinds, pantry and outside storage, and some units include a wood-burning fireplace, stackable or full-sized washer and dryer, vaulted ceilings and ceiling fans. Each kitchen is equipped with a refrigerator/freezer, electric range and oven, dishwasher and garbage disposal. The owner supplies cold water, sewer service and trash removal. The tenants pay for their electricity, which includes heat, air conditioning, cooking, hot water and lights.

         Paces Arbor has an outdoor swimming pool and jacuzzi, an exercise/weights room, a basketball court, gas grills and a gazebo. Paces Arbor has a clubhouse with a rental office and lounge. There is ample paved parking for tenants.

         Paces Forest has an outdoor swimming pool, a jacuzzi, tennis courts, an exercise/weights room, a basketball court and a barbeque area. The apartment community also has a clubhouse with a rental office and lounge. There is ample paved parking for the tenants.

         There are at least seven apartment properties in the area which compete with the Property. All offer similar amenities and have rents that generally are comparable to those of the Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing properties now averages approximately 95%.

         According to information provided by the seller, physical occupancy at Paces Arbor averaged approximately 93% in 1992, 94% in 1993, 95% in 1994, 95% in 1995 and 96% in 1996. On March 25, 1997, Paces Arbor was 96% occupied.

         According to information provided by the seller, physical occupancy at Paces Forest averaged approximately 92% in 1992, 94% in 1993, 95% in 1994, 95% in 1995 and 97% in 1996. On March 25, 1997, Paces Forest was 94% occupied.

         The residents at each apartment community are a mix of white-collar and blue-collar workers, students and retired persons.

         The following table sets forth the 1996 real estate tax information on the Property:


Jurisdiction               Assessed Value            Rate          Tax
------------               --------------            ----          ---
Paces Arbor                 $3,430,017             $1.1675      $41,560.45*
Paces Forest                 3,835,732              1.1675       46,537.17**

*        Includes a residential waste reduction fee of $1,515.
**       Includes a residential waste reduction fee of $1,755.

         The basis of the depreciable residential real property portion of the Property (currently estimated at about $2,723,473 for Paces Arbor and $3,016,732 for Paces Forest) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Internal Revenue Code of 1986, as amended ("the Code"). Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Company believes that the Raleigh, North Carolina area will enjoy continued economic development and steady population increase, and that such development and increase will support stable occupancy rates and reasonable increases in rents at the Property. In particular, the Company believes that the presence of Research Triangle Park and three major universities in the area and associated businesses and activities will have a positive impact on the area for the indefinite future.

         2. Based upon an engineering report and its own inspections, the Company believes that the Property is generally in sound condition.

         3. The Property is conveniently proximate to major employers and shopping.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results.



                            CARLYLE CLUB APARTMENTS
                             Lawrenceville, Georgia


         On April 30, 1997, the Company purchased the Carlyle Club Apartments, a 243-unit apartment complex located at 3348 Fairway Oaks Drive, Lawrenceville, Georgia (the "Property").

         The Company purchased the Property from a seller unaffiliated with the Company and its affiliates. The purchase price was $11,580,000, all of which was borrowed by the Company on an interim basis under the Company's unsecured line of credit. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The Property is located in the City of Lawrenceville, County of Gwinnett, just outside Atlanta, Georgia. The following information is based in part upon information provided by the greater Atlanta Chamber of Commerce.

         The economy of the greater Atlanta area is diverse, and includes as significant sectors manufacturing, transportation, distribution, retailing, wholesaling, finance, government, research, education and medicine. More than 80% of the Fortune 500 industrial companies and over 1,800 local manufacturing firms have operations in the area. Atlanta is the national headquarters of Coca-Cola, Cable News Network, Delta Air Lines, United Parcel Service, Home Depot and Holiday Inn Worldwide. The city is also headquarters for the Sixth District Federal Reserve Bank.

         The convention and visitor trade is also one of Atlanta's primary industries and has an important impact on the overall economy of the city. Atlanta's hosting of the 1996 Centennial

Olympic Games furthered its visibility as an important city internationally.

         Atlanta sits at the junction of three major Interstate Highways (I-20, I-75 and I-85). There are several airports in the area, but the principal airport is Hartsfield-Atlanta International Airport, which had over 60,000 flights and over 4.5 million passengers in 1994. Atlanta also has a rapid rail transit system (known as the Metropolitan Atlanta Rapid Transit Authority, or "MARTA").

         The Property is located within Gwinnett County. It is located approximately 1.5 miles from Gwinnett Place, a 1.6 million square-foot regional mall anchored by Sears, Macy's, Rich's, Mervyns and Parisians. The Property is also approximately 1.5 miles from Interstate 85, which provides convenient access to all portions of the metropolitan area as well as other cities in the region.

         Gwinnett County had the highest population growth rate of any large county in the United States during the 1980's. From 1980 to 1990, Gwinnett County added almost 190,000 new residents, and the population growth for the County from 1990 to 2000 is projected to exceed 142,000, which would cause it to remain among the fastest growing counties in the nation.

         The immediate area surrounding the Property consists of other multi-family housing, commercial and retail development and single-family housing. The Property is adjacent to a golf course and is conveniently near major shopping, schools and churches.

         Description of the Property. The Property consists of 243 garden and townhouse style apartment units in 27 two- and three- story buildings on approximately 19.8 acres of land. The Property was built in 1974.

         The Company believes that the Property is generally in very good condition. In 1991, the Property was substantially renovated. The renovations at that time included siding repair and replacement, new roofs and new appliances. The Company has budgeted approximately $121,500 for additional repairs and improvements, including renovation of the clubhouse and center hallways, parking area resealing and restriping and power washing of all buildings.

         The Property offers nine unit types. The unit mix and rents currently being charged new tenants are as follows:

                                                 Approximate
                                               Interior Square       Monthly
Quantity         Type                              Footage           Rental
--------         ----                              -------           ------
50               One bedroom, one                      800             $627
                 bathroom
30               One bedroom, one                      936              670
                 bathroom, den
40               Two bedrooms, one                   1,040              670
                 and one-half
                 bathrooms
38               Two bedrooms, one                   1,140              725
                 full and two half
                 bathrooms, TH
17               Two bedrooms, one                   1,140              760
                 and one-half
                 bathrooms, TH
24               Two bedrooms, two                   1,184              780
                 bathrooms, den
9                Two bedrooms, one                   1,290              865
                 and one-half
                 bathrooms, den, TH
18               Three bedrooms, two                 1,395              935
                 and one-half
                 bathrooms, TH
17               Three bedrooms, two                 1,600              950
                 and one-half
                 bathrooms, TH

         The apartments provide a combined total of approximately 265,000 square feet of net rentable area.

         Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a two-bedroom, 1.5-bath apartment unit (1,290 square feet) rented for $550 in 1992, $575 in 1993, $655 in 1994, $825 in 1995 and $840 in 1996. The
average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $5.14, $5.38, $6.13, $7.72 and $7.86, respectively.

         The buildings are wood-frame construction on concrete slabs with vinyl siding exteriors. The buildings have pitched roofs covered with asphalt shingles.

         Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and an individually controlled heating and air conditioning unit. Each apartment unit also includes washer/dryer connections, miniblinds, a pantry and a private balcony or patio. Each kitchen has a refrigerator/freezer with icemaker, self-cleaning electric range and oven, dishwasher and garbage disposal. The owner of the Property supplies cold water, sewer service and trash removal. The tenants pay for their electricity, which includes air conditioning, cooking, hot water and lights. The tenants also pay for gas usage for heating.

         The Property has two outdoor swimming pools, two small lakes, a tennis court, a playground, two laundry rooms and a clubhouse. A portion of the Property overlooks the adjacent golf course, which is known as Northwoods Country Club. There is ample paved parking for tenants.

         There are at least seven apartment properties in the area that compete with the Property. All offer similar amenities and have rents that generally are comparable to those of the Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing properties now averages approximately 95%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 95% in 1992, 96% in 1993, 96% in 1994, 95% in 1995 and 95% in 1996. On April 21, 1997, the Property was 96% occupied.

         The tenants at the Property are a mix of white-collar workers, students and retired persons.

         The 1996 real estate tax rate established by Gwinnett County for the Property was $0.035950. The assessed value was $8,400,000 and the taxable value (40% of assessed value) was $3,360,000. The taxes were calculated as $120,792.

         The basis of the depreciable residential real property portion of the Property (currently estimated at about $5,816,100) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Company believes that the greater Atlanta, Georgia metropolitan area will continue to enjoy strong population increase and steady economic development and that such increase and development will support stable occupancy rates and reasonable increases in rents at the Property. In particular, the Company believes that the Property is located in a particularly desirable part of the Atlanta metropolitan area.

         2. Based upon an engineering report and its own inspections, the Company believes that the Property is in very good condition. The Company particularly believes that the Property benefited from a significant renovation completed in 1991.

         3. The Property has a convenient location relative to shopping (including a major regional mall). The Property also benefits from being adjacent to a golf course.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results.


                             ASHLEY RUN APARTMENTS
                               Norcross, Georgia


         On April 30, 1997, the Company purchased the Ashley Run Apartments, a 348-unit apartment complex located at 3495 Jones Mill Road, Norcross, Georgia (the "Property").

         The Company purchased the Property from a seller unaffiliated with the Company and its affiliates. The purchase price for the Property was $18,000,000, which the Company borrowed on an interim basis under its unsecured line of credit. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The Property is located in the City of Norcross, which is within Gwinnett County. Gwinnett County is part of the greater Atlanta, Georgia metropolitan area. For information on the greater Atlanta metropolitan area, see "Carlyle Club Apartments" above.

         The immediate area surrounding the Property consists of other multi-family housing, commercial and retail development and single-family housing. The Property is located in the area known as "Peachtree Corners," and is near businesses, major shopping, entertainment facilities, schools and churches. The Property is readily accessible from Interstates 85 and 285.

         Description of the Property. The Property consists of 348 garden and townhouse style apartment units contained in 18 and two- and three-story buildings on approximately 45 acres of land. The Property was built in 1987.

         The Company believes that the Property has been well maintained and is generally in good condition. Within the last two years, the owner of the Property painted the building exteriors, replaced siding as necessary, installed new roofs on four buildings and purchased new fitness equipment. The Company has budgeted approximately $348,000 for certain renovations, including renovations to the clubhouse, additional new roofs, painting (a new color) and siding repairs and replacement.

         The Property offers six unit types. The unit mix and rents currently being charged new tenants are as follows:



                                                  Approximate
                                                Interior Square          Monthly
Quantity           Type                             Footage              Rental
--------           ----                             -------              ------
36                 One bedroom, one                   835                  $625
                   bathroom
60                 Two bedrooms, one                1,089                   650
                   bathroom
86                 Two bedrooms, two                1,090                   700
                   bathrooms
60                 Two bedrooms, two                1,096                   700
                   bathrooms
100                Three bedrooms, two              1,373                   850
                   bathrooms

                                                   Approximate
                                                 Interior Square       Monthly
Quantity             Type                            Footage           Rental
--------             ----                            -------           ------
6                   Three bedrooms, two              1,328             900
                    bathrooms, TH

         The apartments provide a combined total of approximately 400,000 square feet of net rentable area.

         Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a two-bedroom, two-bath apartment unit (1,090 square feet) rented for $510 in 1992, $540 in 1993, $600 in 1994, $650 in 1995 and $660 in 1996. The
average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $5.54, $5.86, $6.51, $7.06 and $7.17, respectively.

         The buildings are wood-frame construction on concrete slabs with a combination of wood siding and brick veneer. The buildings have pitched roofs covered with asphalt shingles.

         Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and an individually controlled heating and air conditioning unit. Each apartment unit also includes washer/dryer connections, a security system, a fireplace and a dining room ceiling fan. Each kitchen is equipped with a refrigerator/freezer with icemaker, electric range and oven, dishwasher and garbage disposal. The owner of the Property supplies cold water, sewer service and trash removal. The tenants pay for their electricity usage, which includes air conditioning, cooking and lights. The tenants also pay for gas which provides their heat and hot water.

         The Property has an outdoor swimming pool which is adjacent to a seven-acre lake. The Property also has a lighted tennis court, a playground, two laundry facilities, an exercise room and a clubhouse, which is also situated on the lake. There is ample paved parking for tenants.

         There are at least eight apartment properties in the area that compete with the Property. All offer similar amenities and have rents that generally are comparable to those of the Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing properties now averages approximately 95%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 93% in 1992, 92% in 1993, 95% in 1994, 94% in 1995 and 96% in 1996. On April 22, 1997, the Property was 96% occupied.

         The tenants at the Property are a mix of white-collar and blue-collar workers, students and retired persons.

         The 1996 real estate tax rate imposed by Gwinnett County on the Property was $0.035950. The assessed value of the Property was $11,875,000 and the taxable value (40% of assessed value) was $4,750,000. The real estate taxes were calculated as $170,762.50.

         The basis of the depreciable residential real property portion of the Property (currently estimated at about $9,329,700) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Company believes that the greater Atlanta, Georgia metropolitan area will continue to enjoy strong population increase and steady economic development and that such increase and development will support stable occupancy rates and reasonable increases in rents at the Property. In particular, the Company believes that the Property is located in a particularly desirable part of the Atlanta metropolitan area, known as Peachtree Corners.

         2. The Property is has a convenient location relative to business and shopping.

         3. Based upon an engineering report and its own inspections, the Company believes that the Property is in very good condition. The Company particularly believes that the Property benefited from significant renovations accomplished during the past two years.

         4. The Company believes that the Property has a particularly spacious and attractive site, which includes a seven-acre lake adjacent to the Property's swimming pool and clubhouse.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results.

                                   ITEM 7.a.*




---------------------------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.b.*




---------------------------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.c.*




---------------------------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.d.*




---------------------------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.e.*




---------------------------
* To be filed by amendment. It is impracticable to include herein the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Cornerstone Realty Income Trust, Inc.


Date: May 14, 1997                     By:/s/ Stanley J. Olander, Jr.
                                          ---------------------------
                                              Stanley J. Olander, Jr.,
                                              Chief Financial Officer
                                              of Cornerstone Realty
                                              Income Trust, Inc.

                                 EXHIBIT INDEX

                        Cornerstone Realty Income Trust
                         Form 8-K dated March 27, 1997


Exhibit Number      Exhibit                                    Page Number
--------------      -------                                    -----------
         10.1       Purchase Contract for
                    Paces Arbor Apartments and
                    Paces Forest Apartments

         10.2       Purchase Contract for Carlyle Club
                    Apartments

         10.3       Purchase Contract for Ashley Run Apartments

         23.1       Consent of Independent Auditors*

         23.2       Consent of Independent Auditors*

         23.3       Consent of Independent Auditors*

         23.4       Consent of Independent Auditors*


* To be filed by amendment.